SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549
                                  ------------
                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (date of earliest event reported) April 23, 1998


                                CFI MORTGAGE INC.
             (Exact name of registrant as specified in its charter)


   Delaware                           0-22271                   52-2023491
(State or other jurisdiction        (Commission                (IRS Employer
   of incorporation)                File Number)                 ID Number)


        580 Village Boulevard, Suite 120
               West Palm Beach, FL                          33409
    (Address of principal executive offices)             (Zip Code)

       Registrant's Telephone Number, including area code: (561) 687-1595


          (Former name or former address, if changed since last report)

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND  EXHIBITS.

   (c)    Exhibits


EXHIBIT NO.           DESCRIPTION OF EXHIBIT

       99.1           Press Release of the Company dated May
                      19, 1998.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CFI MORTGAGE INC.



                                      By:  /S/ CHRISTOPHER C. CASTORO
                                               Christopher C. Castoro
                                               Chief Executive Officer


Dated: May 19, 1998

                                  EXHIBIT INDEX


EXHIBIT NO.        DESCRIPTION OF EXHIBIT

   99.1            Press Release of the Company dated May 19, 1998.